JARDINE FLEMING
CHINA REGION FUND, INC.

Semiannual Report
June 30, 1998

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

JFCRM-SAR-98                                                   F01-051  6/30/98


JARDINE FLEMING
CHINA REGION FUND, INC.

Contents

Page

Objectives                                              1

Management                                              1

Market Information                                      1

Highlights                                              2

Investment Review                                       3

Major Holdings                                          5

Investment Portfolio                                    7

Statement of Assets and Liabilities                    12

Statement of Operations                                13

Statement of Changes in Net Assets                     14

Financial Highlights                                   15

Notes to Financial Statements                          16

Dividend Reinvestment and Cash Purchase Plan           19

Year 2000 Processing Issue                             20

Directors and Administration                           21


JARDINE FLEMING
CHINA REGION FUND, INC.

Objectives

     Jardine Fleming China Region Fund, Inc. (the "Fund") seeks to achieve long-term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People's Republic of China (PRC or China), Hong Kong, Taiwan, and Macau-collectively, the China Region.
     The Fund provides investors with an opportunity to participate in the growing economies of the China Region, especially that of the PRC, although investments are expected to be predominantly in securities listed on the Stock Exchange of Hong Kong. Hong Kong enterprises have made substantial investments in the PRC, in Guangdong Province in particular, where abundant cheap labor and land are available. Hong Kong is also the largest trading partner of the PRC.
     The economies of the PRC, Hong Kong, Taiwan, and Macau have become increasingly linked over the past 10 years and are expected to become further integrated now that Hong Kong has reverted to Chinese sovereignty and Macau is slated to follow. Investments made by the Fund will seek to take advantage of opportunities resulting from this linkage among the China Region markets.

Management

     Jardine Fleming International Management Inc. ("JFIM") is the investment management company appointed to advise and manage the Fund's portfolio. JFIM is part of the Jardine Fleming group, which has a team of investment managers in the Asia Pacific region managing approximately $20 billion in funds as of June 30, 1998, for both institutional and private clients.
     Albert Kan is the portfolio manager of the Fund. Mr. Kan joined Jardine Fleming in 1997 as Assistant Director and portfolio manager specializing in Hong Kong and China. Previously, he was Chief Investment Officer of Europe Pacific Advisors, Ltd. where he focused on Hong Kong, China, Taiwan, Singapore, and Malaysia.

Market Information

The Fund is listed on the New York Stock Exchange (symbol JFC). The share price is published in

o    The Wall Street Journal (daily)

o    The Asian Wall Street Journal (daily)

o    Reuters (page JFC)

The net asset value is published in

o    The Wall Street Journal under "Closed-End Funds" (every Monday)

o    The Asian Wall Street Journal under "Closed-End Funds" (every Monday)

o    South China Morning Post in Hong Kong (first Thursday of every month)

o    Reuters (page JFC)


JARDINE FLEMING
CHINA REGION FUND, INC.

Highlights

                                        June 30, 1998       December 31, 1997
                                              US$                   US$

Net Assets                              $71.1 million          $107.5 million

Net Asset Value Per Share                   $    7.81              $   11.81

Final Dividend Per Share                         --                $    0.04

Market Data

Share Price on the
New York Stock Exchange                     $    6.38              $    9.75

Discount to Net Asset Value                    -18.3%                 -17.4%

Total Return for the Six Months Ended June 30, 1998

Net Asset Value                                           -33.9%
Share Price                                               -34.6%
JFC Benchmark Index*                                      -24.1%
Hong Kong All Ordinaries Index                            -27.1%
Credit Lyonnais Securities Asia
   All China B Index                                      -22.5%
Taiwan Weighted Index                                     -12.4%

Net Asset Value and Share Price vs. Target Index

December 31, 1996 = 100

         Net Asset Value      Share Price       JFC Benchmark Index*

12/96    100.00               100.00            100.00
         102.10               104.45            101.89
         103.98               140.45            103.39
         100.84               104.45            102.28
         111.74               112.27            109.34
         120.05               121.17            113.99

6/97     128.24               131.12            117.47
         134.67               136.71            120.53
         141.02               132.81            124.44
         126.20               130.58            119.25
          93.44                91.64             90.83
          81.27                88.89             85.11

12/97     82.81                87.02             85.94
          64.65                83.73             72.34
          86.04                92.65             88.89
          80.98                84.80             85.87
          73.98                78.64             78.64
          63.04                63.59             70.86

6/98      54.77                56.94             65.21

* This benchmark is composed of the Hong Kong All Ordinaries Index, 60%; Credit Lyonnais Securities Asia All China B Index, 30%; Taiwan Weighted Index, 10%. When calculating benchmark performance, the monthly rebalancing method is used. The Board of Directors established the JFC Benchmark Index in 1997 following concern over the lack of an appropriate benchmark for the fund.

Source: Jardine Fleming


JARDINE FLEMING
CHINA REGION FUND, INC.

Investment Review

Dear Fellow Shareholders:

     The first half of 1998 continued to be a most difficult period for Asian economies, with the situation exacerbated by the crisis in the yen and the ailing Japanese economy. While faring better than its Asian counterparts, the China region was no exception to this negative trend.
     The effect on the Fund was a decline in the net asset value and share price of 33.9% and 34.6%, respectively, compared to a 24.1% fall in the JFC Benchmark Index, for the six-month period ended June 30, 1998.
     Concerns over Hong Kong's economy intensified over the period under review, with consumption and investment activities contracting rapidly in the wake of falling property prices and increased uncertainties surrounding the economy.
     This resulted in negative gross domestic product (GDP) of 2% for the first quarter of 1998-the first negative period in 15 years. Despite the Government's long awaited nine-point package to support the local property market and the economy, the effects of the package remain to be seen.
     Turning to China, the economic situation appears to be relatively more positive since the economy progressed on track in the first quarter, recording 7.2% GDP growth and 7.9% growth in exports. However, upon closer inspection the picture is not as reassuring, as unemployment continued to increase and the expected positive results from the state-owned enterprises and banking reforms have yet to materialize.
     Asian stock markets did rebound in February, on the back of easing tension following the preceding panic. The recovery, however, was short-lived, and in April renewed political and economic instability in Indonesia triggered another confidence crisis in Asian currencies and economies. Concerns over the Japanese economy and the falling yen further aggravated the situation, culminating in renewed skepticism over whether Hong Kong's pegged exchange rate system and the exchange rate stability of the renminbi could be maintained. It became evident that some long-term funds had withdrawn from the China region and that hedged fund activity was beginning to dominate the Hong Kong market. Speculation on both the Heng Sang Index (HSI) futures and the Hong Kong dollar resumed, putting downward pressure on the Hong Kong market. The HSI has been virtually in free-fall since April and ended the second quarter at 8,543, down 20.3% from the year-end.
     In response to the increased volatility and uncertainties since the last quarter of 1997, your Fund has adopted a defensive strategy, switching out of second- and third-tier stocks into the more liquid blue chips, particularly in the utilities sector. We have sold a portion of our holdings in Shenzhen 'B' shares but retained most of the Shanghai 'B' shares, as we believe they offer attractive growth potential. In order to position the portfolio for positive news from China, we have begun to accumulate stocks that will benefit from the rise in infrastructure spending, from housing reform, and from interest rate cuts in China. However, the plunge in the yen and concerns over possible renminbi devaluation have seized investor attention of late, and much of the positive news flow from China, such as interest rate cuts, has passed unnoticed.
     While we do not look for excitement in the China region in the near term, the long-term outlook remains assuring. One way in which China benefits from the recent economic crisis is its ascending status as an economic and political power in Asia, as highlighted by President Clinton during his recent visit.
     On the economic front, the appointment, since March, of Zhu Rongji to the position of Premier and his dedication to economic restructuring in China bodes well for the country's economic prospects. We believe China's economy more or less bottomed in the first half of 1998. The recent interest rate cuts and improvement in fixed assets will assist the acceleration of the country's GDP growth in the second half of 1998 and the attainment of 7% GDP growth for the full year. We believe China will not devalue the renminbi in the coming year, as it is in the interest of both China and the United States to maintain its stability. In Hong Kong, property prices have already adjusted to a reasonable level and we expect confidence in the economy will gradually return, which should help stabilize property prices. After surviving repeated tests, Hong Kong's pegged exchange rate system should hold, in our view. The risk premium on the Hong Kong dollar should gradually decline, which will help boost the local economy. In Taiwan, while the banking and property sectors remain weak, growth can still be found in selective electronics companies that target the U.S. and European markets. Our primary concern is that the Taiwan market is vulnerable to any correction in Wall Street and, therefore, we will look to raise our exposure to the electronics sector as soon as the Taiwan Weighted Index adjusts to the more comfortable level of 7,000.
     We believe the long-term economic fundamentals of the China region remain favorable and the region should be among the early gainers in an upturn in Asia. While we do not expect any major recovery in the near term, the situation should improve by the first quarter of 1999, given the progress in China's economy. We have positioned your portfolio for future recovery by selecting quality companies that demonstrate clean balance sheets and long-term value. On balance, we remain positive for the long-term prospects of the China market and expect rewards for long-term investors.
     Mr. Martin Barrow resigned as President of the Fund on May 13, 1998, because of other business commitments, but remains a Fund director. Following his resignation, I was appointed by the Board as Chairman and President of the Fund. On behalf of the Board of Directors, I would like to express our thanks to Mr. Barrow for his services to the Fund.

Respectfully submitted,

The Rt. Hon. The Earl of Cromer
Chairman

August 7, 1998


JARDINE FLEMING
CHINA REGION FUND, INC.

Major Holdings

At June 30, 1998

                                                                     % of Net
                                                                      Assets

Cheung Kong Holdings                                                    6.7

     One of Hong Kong's premier property companies with significant property developments in Hong Kong and the PRC. Cheung Kong has been discussing numerous property and infrastructure projects in China.

Hutchison Whampoa                                                       5.8

     One of Hong Kong's leading conglomerates, controlling 60% and 50% of the container ports in Hong Kong and Shanghai, respectively. Hutchison should benefit from an increase in PRC exports.

Huangshan Tourism Development 'B'                                       4.8

     The monopoly operator of the Huangshan (Yellow Mountain) area, one of China's premier scenic tourist sites. The area is frequented more by local tourists than international visitors due to the poor airline and road infrastructure. Huangshan collects an entrance fee from visitors and also operates most of the major hotels and cable car rides in the area.

New World Development                                                   4.2

     Mainly engaged in property development and investment, infrastructure projects, and hotel operations in Hong Kong and the PRC. The infrastructure and property projects in the PRC include five toll roads and bridges, three power plants, and home ownership projects in Wuhan.

Shanghai Industrial Holdings                                            4.2

     The window company for the Shanghai provincial government in Hong Kong. It is a diversified holding company with interests in cigarettes, infrastructure, auto parts, and cosmetics.


JARDINE FLEMING
CHINA REGION FUND, INC.

Major Holdings (continued)

At June 30, 1998

                                                                     % of Net
                                                                      Assets

Ka Wah Bank                                                             3.9

     Owned by CITIC in Bejing, with retail and wholesale banking businesses in Hong Kong. One of Ka Wah Bank's major focuses is China-related business. CITIC intends to use Ka Wah Bank as the principal holding vehicle for the group's finance and banking business.

Shanghai Dazhong Taxi 'B'                                               3.7

     Shanghai Dazhong Taxi is the second largest taxi operator in Shanghai with an 8% market share. The taxi business comprises approximately 70% of earnings. In addition, Dazhong is engaged in property development, property insurance, and owns a travel agency business.

CITIC Pacific                                                           3.4

     The oldest and largest red chip in Hong Kong. CITIC Pacific has a number of key strategic investments in the territory, including CLP Holdings (formerly China Light and Power), Cathay Pacific, and Dragonair. The company is also one of the largest investors in power and infrastructure businesses in China.

Moulin International Holdings                                           3.4

     The largest optical frame manufacturer in Hong Kong. Moulin has focused on optical frame manufacturing for 38 years. Moulin International's biggest markets are the U.S. and Europe, and it has recently entered China's retail market. The company has the exclusive distribution rights for several eyewear brandnames.

China Resources Enterprise                                              3.3

     The investment arm of the Ministry of Foreign, Trade and Economic Cooperation in Hong Kong. Their operations include infrastructure projects, food distribution, property development, brewery production, and warehouses in Hong Kong and the PRC.

Total Major Holdings                                                   43.4


JARDINE FLEMING
CHINA REGION FUND, INC.

Investment Portfolio

At June 30, 1998 (unaudited)

                                            Holdings                Market
                                           (in shares               Value
Description                                  or par)               (in US$)

Common Stocks (unless otherwise noted)

CHINA (25.9%)

Shanghai Equities (USD) (22.8%)

Chemicals (1.7%)
Shanghai Worldbest 'B'                      4,740,000              1,218,180

Industrial Components (2.5%)
*Shanghai Diesel Engine 'B'                 6,884,500              1,156,596
*Shanghai Tyre and Rubber 'B'               3,641,980                590,001

                                                                   1,746,597

Leisure & Tourism (4.8%)
Huangshan Tourism Development 'B'           8,794,500              3,403,472

Machinery & Engineering (2.3%)
!*Shanghai Refrigerator Compressor 'B'      5,070,000                801,060
*Shanghai Zhenhua Port Machinery 'B'         2,349,00                873,828

                                                                   1,674,888

Real Estate (1.8%)
*Shanghai Lujiazui Finance &
Trade Zone Development 'B'                  2,844,176              1,279,879

Transportation - Road & Rail (3.7%)
*Shanghai Dazhong Taxi 'B'                  4,776,000              2,607,696

Utilities - Electrical & Gas (6.0%)
Heilongjiang Electric Power 'B'             6,112,350              2,322,693
Zhejiang Southeast Electric Power 'B'       6,839,000              1,914,920

                                                                   4,237,613

Total Shanghai Equities                                           16,168,325

Shenzhen Equities (HKD) (3.1%)

Appliances & Household Durables (1.2%)
Wuxi Little Swan 'B'                          984,000                875,033

Business & Public Services (1.3%)
*China Merchant Shekou Port Service 'B'     1,615,960                425,472
Shenzhen Chiwan Petroleum Supply Base 'B'   2,549,900                523,276

                                                                     948,748

Metals - Steel (0.6%)
*Bengang Steel Plates 'B'                   2,364,000                411,900

Miscellaneous Materials & Commodities (0.0%)
China Southern Glass 'B'                           59                     12

Total Shenzhen Equities                                            2,235,693

TOTAL CHINA                                                       18,404,018

HONG KONG (70.8%)

Appliances & Household Durables (1.0%)
Guangdong Kelon Electrical Holdings 'H'       870,000                684,951

Banking (4.4%)
HSBC Holdings                                     282                  6,897
*HSBC Holdings, Warrants, 9/4/98            1,516,000                330,671
Ka Wah Bank                                 6,730,500              2,758,046

                                                                   3,095,614

Beverages & Tobacco (0.9%)
*Tsingtao Brewery 'H'                       4,092,000                639,045

Building Materials & Components (3.2%)
Guangzhou Investments                       19,956,000             2,266,556

Business & Public Services (2.3%)
*New World Infrastructure                   1,442,400              1,656,861

Chemicals (3.0%)
China Merchants Holdings International      2,858,000              1,742,908
Shanghai Petrochemical 'H'                  3,180,000                357,073

                                                                   2,099,981

Data Processing & Reproduction (1.5%)
Legend Holdings                             3,522,000              1,056,873

Electrical & Electronics (1.4%)
Beijing Datang Power Generation 'H'         3,658,000              1,026,865

Energy Sources (1.2%)
Zhenhai Refining & Chemical 'H'             6,628,000                855,446

Health & Personal Care (3.3%)
Moulin International Holdings               24,000,000             2,385,132

Machinery & Engineering (1.9%)
First Tractor 'H'                           1,680,000                444,502
Qingling Motors 'H'                         2,210,000                613,255
Qingling Motors, CB, 3.50%, 1/22/02 (USD)     549,000                285,480

                                                                   1,343,237

Metals - Steel (0.5%)
*Maanshan Iron and Steel 'H'                6,382,000                345,953

Multi-Industry (18.8%)
Beijing Enterprises Holdings                  852,000              1,292,075
CITIC Pacific                               1,379,000              2,438,345
Hopewell Holdings                          15,277,000              1,636,540
Hutchison Whampoa                             776,000              4,096,335
Pacific Concord Holdings                    8,928,000                967,930
Shanghai Industrial Holdings                1,256,000              2,958,441

                                                                  13,389,666

Real Estate (19.2%)
Cheung Kong Holdings                          971,000              4,774,793
China Overseas Land & Investment            5,386,000                695,147
China Resources Enterprise                  2,256,000              2,329,375
Henderson Land Development                    664,000              2,189,623
New World Development                       1,540,000              2,981,415
Wharf Holdings                                698,000                689,171
*Wharf Holdings, Warrants, 12/31/99            34,900                   --

                                                                  13,659,524

Transportation  - Road & Rail (3.2%)
Anhui Expressway 'H'                        7,964,000                801,745
Shenzhen Expressway 'H'                     3,632,000                670,336
Zhejiang Expressway 'H'                     4,945,000                829,698

                                                                   2,301,779

Transportation - Shipping (3.1%)
Cosco Pacific                               4,256,000              1,524,316
Shun Tak Holdings                           6,818,000                668,776

                                                                   2,193,092

Utilities - Electrical & Gas (1.9%)
CLP Holdings                                  296,000              1,348,580

TOTAL HONG KONG                                                   50,349,155



TOTAL INVESTMENTS
 (96.7% of Net Assets) (Cost $112,614,721)                        68,753,173

Other assets less liabilities                                      2,339,702

NET ASSETS                                                        71,092,875

Aggregate cost is the same for federal income tax purposes. The aggregate unrealized gain (loss) for all securities is as follows:

Excess of market value over cost                                   2,304,153
Excess of cost over market value                                 (46,165,701)

Net unrealized loss                                              (43,861,548)

HKD   Hong Kong dollar
USD   U.S. dollar
 CB   Convertible Bond
  *   Non-income producing
  !   Affiliated company

See accompanying notes to financial statements.


JARDINE FLEMING
CHINA REGION FUND, INC.

Statement of Assets and Liabilities
At June 30, 1998 (unaudited)

                                                                    (in US$)

Assets

Investments at value (Note 2)
  Affiliated companies (Cost $1,251,250)                             801,060
  Other companies (Cost $111,363,471)                             67,952,113

Total investments in securities                                   68,753,173

Cash and foreign currencies                                        1,973,065
Dividends receivable                                                 367,386
Restricted cash (Note 6)                                             305,266
Receivable for securities sold                                        19,676
Prepaid consultant fees                                               10,000
Interest receivable                                                    9,832
Prepaid insurance premium                                                817

Total Assets                                                      71,439,215

Liabilities

Accrued expenses payable                                             258,580
Due to investment advisor (Note 5)                                    87,760

Total Liabilities                                                    346,340

Net Assets                                                        71,092,875

Net assets consist of:
Common stock, $0.01 par value
  (100,000,000 shares authorized;
  9,101,372 shares issued and outstanding)                            91,014
Paid-in capital                                                  136,030,145
Accumulated undistributed net investment income                      146,110
Accumulated realized gain (loss) on investments
  and foreign currency transactions, net of distributions        (21,205,381)
Accumulated net unrealized gain (loss) on investments,
  foreign currency holdings, and other assets
  and liabilities denominated in foreign currencies              (43,969,013)

Net Assets                                                        71,092,875

Net Asset Value Per Share ($71,092,875 / 9,101,372)                     7.81

See accompanying notes to financial statements.


JARDINE FLEMING
CHINA REGION FUND, INC.

Statement of Operations

Six Months Ended June 30, 1998 (unaudited)

                                                                    (in US$)

Investment Income (Note 2)

Dividends                                                         1,161,886
Interest (net of foreign taxes of $1,923)                            77,985

Total Investment Income                                           1,239,871

Expenses

Investment advisory fee (Note 5)                                    618,648
Administration and accounting fees (Note 5)                         141,006
Custodian fees                                                      136,923
Directors' fees and expenses                                         75,558
Other                                                               121,626

Total Expenses                                                    1,093,761

Net Investment Income                                               146,110

Realized and Unrealized Gain (Loss) on Investments,
Foreign Currency Holdings and Other Assets and Liabilities
Denominated in Foreign Currencies:

Net realized gain (loss) on (Note 2)
Investment transactions                                          (8,733,258)
  Foreign currency transactions                                       4,253
Net change in unrealized gain (loss) on (Note 2)
  Investments                                                   (27,718,475)
  Foreign currency holdings and other
  assets and liabilities
  denominated in foreign currencies                                (100,610)

Net realized and unrealized loss on investments,
  foreign currency holdings and other assets
  and liabilities denominated in foreign currencies             (36,548,090)

  Net Decrease in Net Assets Resulting From Operations          (36,401,980)

See accompanying notes to financial statements.


JARDINE FLEMING
CHINA REGION FUND, INC.

Statements of Changes in Net Assets

(unaudited)

                                          Six Months Ended       Year Ended
                                           June 30, 1998      December 31, 1997
                                              (in US$)             (in US$)

Increase (Decrease) in Net Assets
 Operations
  Net investment income                        146,110              (75,506)
  Net realized gain (loss)
  on investment transactions                (8,733,258)          13,973,620
  Net realized gain (loss) on foreign
  currency transactions                          4,253             (168,898)
  Net change in unrealized
  gain (loss) on investments,
  foreign currency holdings
  and other assets and liabilities
  denominated in foreign currencies        (27,819,085)         (36,094,424)

  Net decrease in net assets
  resulting from operations                (36,401,980)         (22,365,208)

Dividends to Shareholders:

  From net investment income (Note 2)             --               (364,032)

Total Increase (Decrease)
in Net Assets                              (36,401,980)         (22,729,240)
  Net Assets:
  Beginning of period                      107,494,855          130,224,095

  End of period                             71,092,875          107,494,855

See accompanying notes to financial statements.

JARDINE FLEMING
CHINA REGION FUND, INC.

Financial Highlights (unaudited)
                              For the Six      For the          For the         For the           For the         For the
                             Months Ended    Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
                               June 30,      December 31,     December 31,    December 31,      December 31,    December 31,
                                 1998            1997            1996             1995              1994           1993
                               (In US$)        (In US$)        (In US$)         (In US$)          (In US$)        (In US$)


Per share operating performance

Net asset value,
  beginning of period             11.81            14.31            11.17            12.58            22.58            15.05
Offering costs charged to
  paid-in capital                  --               --               --               --              (0.06)            --

                                  11.81            14.31            11.17            12.58            22.52            15.05

Net investment income              0.02            (0.01)            0.03             0.07             0.05             0.10
Net realized and
 unrealized gain (loss)
 on investment and foreign
 currency-related
  transactions                    (4.02)           (2.45)            3.13            (1.39)           (8.51)           10.50

Total from
 investment operations            (4.00)           (2.46)            3.16            (1.32)           (8.46)           10.60

Less distributions
 Dividends from net
  investment income                --              (0.04)           (0.02)           (0.09)           (0.03)           (0.11)
 Distributions from
  capital gains                    --               --               --               --              (1.45)           (1.62)

  Total distributions              --              (0.04)           (0.02)           (0.09)           (1.48)           (1.73)

Net asset value,
  end of period                    7.81            11.81            14.31            11.17            12.58            23.92
Dilutive effect of
 fully subscribed
 rights offering (Note 4)          --               --               --               --               --              (1.34)*

Net asset value,
 end of period,
 giving effect to
 fully subscribed
  rights offering                  --               --               --               --               --              22.58*

Market value,
  end of period                    6.38             9.75            11.38            10.00            11.25            26.00

Total Investment Return
 Per share
 market value                     (34.6%)          (13.9%)           13.9%           (10.3%)       (52.5%)#             99.3%
 Per share net
 asset value                      (33.9%)          (17.2%)           28.3%           (10.5%)       (38.9%)#             72.9%

RATIOS/SUPPLEMENTAL DATA

Net Assets,
end of period                71,092,875      107,494,855      130,224,095      101,647,112      114,523,459      162,848,785

Ratio of expenses to
 average net assets               2.36%!           1.68%            2.18%            2.22%            2.01%            2.17%
Ratio of net investment income
 to average net assets            0.32%!          (0.05%)           0.26%            0.60%            0.35%            0.59%
Portfolio turnover rate          49.18%          102.60%           44.40%           44.90%           71.20%           99.22%
Number of shares
 outstanding at end
 of period (in thousands)         9,101            9,101            9,101            9,101            9,101            6,807

* Reflects the effect of fully subscribed rights offering completed January 5, 1994. The fund received net proceeds of approximately $42 million in exchange for 2,269,109 shares of common stock.
!    Annualized
# Adjusted to exclude the dilutive effect of the rights offering completed January 5, 1994.

See accompanying notes to financial statements.

JARDINE FLEMING
CHINA REGION FUND, INC.

Notes to Financial Statements

June 30, 1998 (unaudited)

1.   Organization and Capital

     Jardine Fleming China Region Fund, Inc. (the "Fund") was incorporated in the State of Maryland on May 22, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund commenced operations on July 16, 1992.

2.   Significant Accounting Policies

     The following significant accounting policies, which are in conformity with generally accepted accounting principles of the United States of America for investment companies, are consistently followed by the Fund in the preparation of its financial statements.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

     i)   Security Valuation

          All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. In valuing the Fund's assets, quotations of foreign securities in a foreign currency are translated to U.S. dollar equivalents at the exchange rate in effect on the valuation date.

     ii)  U.S. Federal Income Taxes

          No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The Fund has unused realized capital loss carryforwards for federal income tax purposes of $7,825,208 which expire in 2004. The Fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     iii) Affiliated Companies

          Investments in companies 5% or more of whose outstanding voting securities are held by the Fund are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

     iv)  Foreign Currency Translation

          The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into U.S. dollars at the mid-market price of such currencies against U.S. dollars as follows:

          o investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

          o investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions

          Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions balances.

          Net currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized gain (loss) on investments, foreign currency holdings and other assets and liabilities denominated in foreign currencies.

     v)   Distribution of Income and Gains

          The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% federal excise tax.

          Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

     vi)  Other

          Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Portfolio turnover rate is calculated by dividing the lesser of purchases and sales of investment securities having maturities greater than one year at the time of acquisition by the average monthly market value of those investment securities.

3.   Investment Transactions

     Consistent with its investment objective, the Fund engages in the following transactions practices. The investment objective, policies, program, and risk factors of the Fund are described more fully in the Fund's Prospectus.

     i)   Foreign Transactions

          Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. securities and U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     ii)  Other

          During the six months ended June 30, 1998, the Fund made purchases of $46,300,311 and sales of $44,268,076 of investment securities other than short-term investments. There were no purchases or sales of U.S. Government securities.

4.   Rights Offering

     As of the close of business on December 8, 1993, the Fund issued to shareholders rights entitling the holders thereof to subscribe for an aggregate of 2,269,109 shares at a rate of one share of common stock for each three rights held. The subscription price per share was $19.50.

     The offer expired on January 5, 1994. At the expiration date the offer was fully subscribed and 2,269,109 shares were subsequently issued. Net proceeds (after sales loads and other expenses) received by the Fund aggregated approximately $42,000,000. The net asset value per share at December 31, 1993, assuming that the 2,269,109 shares had been issued as of that date, was $22.58.

5.   Related Party Transactions

     i) Jardine Fleming International Management Inc. ( the "Investment Adviser"), provides investment advisory services to the Fund under the terms of an investment advisory agreement. Under the investment advisory agreement, the Investment Adviser is paid a fee, computed weekly and payable monthly, at the annual rate of 1.50% of the first $50 million, 1.25% of the next $25 million and 1.00% of the excess over $75 million of the Fund's weekly net assets. The Investment Adviser is an affiliate of the Fund.

     ii) T. Rowe Price Services, Inc. (the "Administrator") provides administrative services to the Fund under an Administrative Services Agreement. The Administrator receives a fee, payable monthly, at an annual rate of 0.10% of the first $250 million, 0.075% of the next $250 million and 0.05% of the excess over $500 million of the Fund's average weekly net assets subject to a minimum annual fee of $200,000, plus reimbursement for certain out-of-pocket expenses. The Administrator also receives an annual fee of $85,000 for fund accounting services pursuant to an Accounting Services Agreement. At June 30, 1998, $69,882 was payable to the Administrator.

     iii) During the six months ended June 30, 1998, the Fund paid $36,702 in brokerage commissions to Jardine Fleming Securities Ltd., an affiliated broker/dealer.

6.   Restricted Cash

     As part of the arrangements for insuring the Fund, a letter of credit amounting to $305,266 was issued by Citibank N.A. in favor of the insurers. In return, the Fund pledged deposits amounting to $305,266 to Citibank N.A. as security for the letter of credit.


JARDINE FLEMING
CHINA REGION FUND, INC.

Dividend Reinvestment and Cash Purchase Plan

The Fund operates an optional Dividend Reinvestment and Cash Purchase Plan (the "Plan") whereby:

     a) shareholders may elect to receive dividend and capital gain distributions in the form of additional shares of the Fund (the Share Distribution Plan).

     b) shareholders may make optional payments (any amount between $100 and $3,000) which will be used to purchase additional shares in the open market (the Share Purchase Plan).

For a copy of the Plan brochure, as well as a dividend reinvestment authorization card, please contact:

     1)   State Street Bank & Trust Company or
          P. O. Box 8200
          Boston, Massachusetts 02266-8200
          Telephone No: 800-426-5523 (toll free)

     2)   T. Rowe Price Services, Inc.
          (the Plan Agent):
          Telephone No: 800-638-8540 (toll free)

The following should be noted with respect to the Plan:

If you participate in the Share Distribution Plan, whenever the Board of Directors of the Fund declares an income dividend or net capital gain distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares) if the market price of the shares on the date of the distribution is at or above the net asset value of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the net asset value (NAV) per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, buy shares on the open market, on the New York Stock Exchange or elsewhere, for the participant's account on, or after, the payment date. There is no service charge for purchases under this Plan.

For U.S. federal income tax purposes, shareholders receiving newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the distribution date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of the distribution.

There will be no brokerage charge to participants for shares issued directly by the Fund under the Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of shares in connection with the Plan. The Fund will pay the fees of the Plan Agent for handling the Plan.

You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

You also have the option of instructing the Plan Agent to make semiannual cash purchases of shares in the open market. There is a service charge of $1.25 for each purchase under this Share Purchase Plan.


JARDINE FLEMING
CHINA REGION FUND, INC.

Year 2000 Processing Issue

Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, may not correctly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

The Investment Adviser has advised the Fund that it has implemented and will continue to implement steps intended to ensure that its computer systems are capable of Year 2000 processing. In addition, the Investment Adviser is questioning third parties to assess the adequacy of their Year 2000 compliance efforts. The Investment Adviser intends to develop contingency plans intended to ensure that third-party noncompliance will not materially affect the Fund's operations. Based on the Investment Adviser's reports, the Fund does not currently anticipate that the Year 2000 issue will have an adverse effect on the Investment Adviser's ability to continue to provide the services currently provided to the Fund.

Companies in which the Fund invests could be adversely affected by the Year 2000 issue, but the Fund cannot predict the consequential effect on its investment return. To the extent the impact on a portfolio holding is negative, the Fund's investment return could be adversely affected.


JARDINE FLEMING
CHINA REGION FUND, INC.

Directors and Administration

Officers and Directors       The Rt. Hon. The Earl of Cromer - Director,
                             President, and Chairman of the Board
                             Martin G. Barrow - Director
                             S. M. Chung - Director
                             A. Douglas Eu - Director and Treasurer
                             Alexander R. Hamilton - Director
                             Ng Yook Man - Director
                             Julian M. I. Reid - Director
                             Emmett J. Rice - Director
                             Loh Cheen Yeen - Secretary
                             Henry H. Hopkins - Assistant Secretary

Investment Adviser           Jardine Fleming International Management Inc.
                             P.O. Box 3151
                             Road Town, Tortola
                             British Virgin Islands

Administrator                T. Rowe Price Services, Inc.
                             100 East Pratt Street
                             Baltimore, Maryland 21202
                             U.S.A.

Custodian                    Citibank N.A.
                             New York:
                             111 Wall Street, 16th Floor
                             New York, New York 10005
                             U.S.A.

                             Hong Kong:
                             Citibank Tower
                             Citibank Plaza
                             3 Garden Road
                             Hong Kong

Independent Accountants      PricewaterhouseCoopers, LLP
                             1306 Concourse Drive
                             Suite 100
                             Linthicum, Maryland 21090
                             U.S.A.

Legal Counsel                Cleary, Gottlieb, Steen & Hamilton
                             New York:
                             1 Liberty Plaza, 43rd Floor
                             New York, New York 10006
                             U.S.A.

                             Hong Kong:
                             39th Floor, Bank of China Tower
                             1 Garden Road
                             Hong Kong

Registrar, Transfer Agent,   State Street Bank & Trust Company
and Dividend Paying Agent    P. O. Box 8200
                             Boston, Massachusetts 02266-8200 U.S.A.